                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SERMON 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

        [X]   Preliminary Proxy Statement
        [ ]   Definitive Proxy Statement
        [ ]   Confidential, for Use of Commission Only (as permitted by
              Rule14a-6(e)(2))
        [ ]   Definitive Additional Materials
        [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Security First Trust
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Security First Trust
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

        [X]   No fee required
        [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

              1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------

              2) Aggregate number of securities to which transaction applies:

              ------------------------------------------------------

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

              ------------------------------------------------------

              4) Proposed maximum aggregate value of transaction:

              ------------------------------------------------------

              5) Total fee paid:

              ------------------------------------------------------

        [ ]   Fee paid previously with preliminary materials
        [ ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
        Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1) Amount Previously Paid:
                                        -----------------------------

              2) Form, Schedule or Registration Statement No.:

              -------------------------------------------------------

              3) Filing Party:
                              ---------------------------------------

              4) Date Filed:
                            -----------------------------------------

                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064


NOTICE OF MEETING OF SHAREHOLDERS (BOND SERIES ONLY)

A Meeting of Shareholders of the Bond Series ("Bond Series"; formerly "T. Rowe Price Bond Series") of Security First Trust, a Massachusetts business trust, will be held at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, California 90064, on __________, 1997, at 10:00 a.m., Pacific Time, to consider the following actions:

        (1) With respect to the Bond Series, to consider and vote upon a Subadvisory Agreement between Security First Investment Management Corporation and Neuberger & Berman, LLC; and

        (2) To transact such other business as may properly come before the Meeting and any adjournment thereof.

The shareholders of the Bond Series of Security First Trust are invited to attend the meeting. The shares of the Bond Series owned by Security First Life Separate Account A ("Separate Account") will be voted by the Separate Account in accordance, and in proportion, with the instructions furnished by contractholders whose contracts are invested in shares of the Bond Series. Contractholders therefore are requested to complete, date, and sign the enclosed form of voting instructions and to return it promptly in the envelope provided for that purpose. Your vote is important, so please read the instructions carefully and designate your vote with regard to the matters listed above.

The record date for the entitlement to vote is ________, 1997.



                                                   By Order of the Trustees


                                                   ------------------------
                                                   Richard C. Pearson
                                                   Secretary

Los Angeles, California
Dated         , 1997
      --------

                                 PROXY STATEMENT


                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

                       SPECIAL MEETING OF SHAREHOLDERS OF
               BOND SERIES (FORMERLY, "T. ROWE PRICE BOND SERIES")
                               _____________, 1997

        This proxy statement is furnished on behalf of the Board of Trustees of Security First Trust (the "Trust"), a Massachusetts business trust, for use at the Special Meeting of Shareholders of the Bond Series ("Bond Series"; formerly, "T. Rowe Price Bond Series") of the Trust to be held at the offices of Security First Group, Inc. ("SFG"), 11365 West Olympic Boulevard, Los Angeles, California 90064 on _________, 1997, at 10:00 a.m., Pacific Time, and at any adjournments thereof. The approximate date that this proxy statement and the accompanying form of proxy are first being sent to securityholders is ___________, 1997.

        A proxy may be revoked at any time by (a) submitting a subsequently dated proxy, (b) attending the meeting and voting in person, or (c) giving written notice of revocation to the Secretary of the Trust. This solicitation of proxies is made by the Board of Trustees of the Trust, and the cost thereof will be borne by Security First Investment Management Corporation ("Security Management"), the investment adviser for the Trust. Voting instructions may be revoked at any time by submitting a subsequently dated voting instruction statement or by giving written notice of revocation.

        As of __________, 1997, Security First Life Separate Account A ("Separate Account"), and Security First Group Securities Savings Plan, a tax qualified retirement plan, own of record between them all of the outstanding shares of the Bond Series of the Trust. The Separate Account is a segregated asset account of Security First Life Insurance Company ("Security First Life") created pursuant to Delaware insurance law to fund variable annuity contracts issued by Security First Life. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Security First Life is a wholly-owned subsidiary of SFG.

        In accordance with requirements of the 40 Act, the shares owned by the Separate Account will be voted by Security First Life, as depositor for the Separate Account, in accordance with the instructions furnished by contractholders whose contracts are invested in shares of the Bond Series of the Trust. In the event that a contractholder submits a voting instruction statement to Security First Life but fails to give instructions on the statement as to the proposal described herein, the shares that are the subject of such instructions will be voted for the proposal. Shares as to which no instructions are received will be voted proportionately based upon the voting instructions given by other contractholders.

        The executed proxy will be voted by shareholders of the Bond Series of the Trust, for or against: (1) the approval of a Subadvisory Agreement between Security Management and Neuberger & Berman, LLC ("Neuberger & Berman"); and (2) whatever other business as may properly come before the meeting and any adjournment thereof. The Board of Trustees does not know of any actions to be considered at the Meeting other than that mentioned. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

        As of __________, 1997, the record date for determination of shareholders entitled to notice of and to vote at the meeting, ______________ shares of beneficial interest of the Bond Series were outstanding, of which the Separate Account owned ___%:


                                    THE TRUST

GENERAL

        The Trust is a "series company" as that term is used in Rule 18f-2 under the 1940 Act, established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts on February 13, 1987. The Trust is registered with the Securities and Exchange Commission ("Commission") as an open-end diversified management investment company with a fiscal year ending July 31. Its principal executive offices are located at 11365 West Olympic Boulevard, Los Angeles, California 90064.

        There are currently four separate investment Series of the Trust, including the Bond Series. The Board of Trustees is authorized, without further shareholder action, to establish and create additional Series and to designate the rights and preferences thereof. The interests of investors in each of the Series of the Trust are separate and distinct. All consideration received for the sales of shares of a particular Series of the Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, are allocated to and belong to that Series.

        The beneficial interests in the Trust are transferable shares without par value. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of Series, all without shareholder approval. Each share of any Series represents an equal proportionate interest in the assets and liabilities belonging to that Series.

PERIODIC REPORTS

        A copy of the Trust's most recent annual report to shareholders, dated July 31, 1996, and/or a copy of the Trust's most recent semi-annual report, dated January 31, 1997, will be provided without charge to shareholders of the Bond Series, including any owner of a contract funded in the Separate Account through investment in the Bond Series, upon request. Such requests shall be directed to:



VOTING RIGHTS

        The Declaration of Trust provides that shareholders shall have power to vote only on the following matters:

        (i) the election of the initial Trustees of the Trust, the removal of Trustees and, to the extent required by the 1940 Act, the subsequent election of any Trustee to fill a vacancy;

        (ii) with respect to any contract entered into by the Trust to the extent shareholder approval is required by the 1940 Act;

        (iii) with respect to any termination or reorganization of the Trust or any Series thereof to the extent and as provided in the Declaration of Trust;

        (iv) with respect to any amendment of the Declaration of Trust that adversely affects the rights of shareholders;

        (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series of the Trust or the Trust shareholders; and

        (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Under the Declaration of Trust, shares of each Series of the Trust vote separately as a class on matters submitted to shareholders except as to voting for Trustees and independent auditors and except as otherwise required by the 1940 Act. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

        At the meeting on ______ ____, 1997, the shareholders of the Bond Series are asked to vote upon a subadvisory agreement between Security Management and Neuberger & Berman pursuant to which Neuberger & Berman would replace T. Rowe Price Associates, Inc. ("Price Associates") as investment sub-adviser to Security Management for the purpose of providing investment management services with respect to the Bond Series. The Trustees have determined that this matter affects the shareholders of the Bond Series only. Accordingly, the shareholders of the Trust's other Series are not entitled to vote on the matter.

SHAREHOLDER MEETINGS

        The Trust is not required, nor does it presently intend, to hold annual meetings of its shareholders.

INVESTMENT ADVISER

        Security Management, also a wholly-owned subsidiary of SFG, presently serves as the business manager and investment adviser for the Bond Series and the T. Rowe Price Growth and Income Series (collectively, "Price Series") of the Trust pursuant to a Master Investment Management and Advisory Agreement ("Advisory Agreement") dated June 6, 1994 which was approved by the Board of Trustees of the Trust (including a majority of the non-interested Trustees) at a meeting held on May 13, 1994 and subsequently approved by shareholders of the Price Series at a meeting held on June 6, 1994. Security Management also serves as business manager and investment adviser for the remaining two Series of the Trust pursuant to a separate but similar agreement.

        Under the Advisory Agreement, a copy of which is attached as Exhibit A, Security Management is to provide investment advisory and business management services to the Bond Series of the Trust. Thus, Security Management has overall responsibility for supervising and directing the investments of the Bond Series in accordance with that Series' investment objectives, program and restrictions. Security Management is also responsible for effecting securities transactions on behalf of the Trust, including the allocation of principal business and portfolio brokerage. In addition, Security Management is required to furnish to the Trust any necessary office space, equipment and personnel, clerical and bookkeeping services, and other necessary office expenses, and to provide the services of individuals who perform executive and administrative functions for the Trust.

        Under the Advisory Agreement the Trust assumes and pays legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Trust.

        For its services with respect to the Bond Series of the Trust, Security Management receives a fee computed by using an annual rate of .50% (5/10 of 1%) based on the average daily net asset value of the Bond Series during the year. Compensation to Security Management is accrued daily and payable monthly.

        Under terms of the Advisory Agreement, Security Management is obligated to waive its fee to the extent of the aggregate annual operating expenses of each Price Series, exclusive of its share of taxes, interest, brokerage fees and certain extraordinary expenses, in excess of specified expense limitation. The expense limit guarantee is a requirement of California law. At present the limitation equals 2.5% of the first 30 million dollars of the Series' average net assets, 2.0% of the next $70 million of the Series' average net assets and 1.5% of the Series' remaining average net assets, calculated daily on the basis of the Trust's fiscal year. Such waiver of fees shall not exceed the full amount of the fees for such year, except as may be elected by Security Management in its discretion. The Advisory Agreement would require the Trust to subsequently repay Security Management for any fees waived or expenses incurred, provided such subsequent repayment does not result in increasing the Trust's expenses above the aforementioned expense limitation ratios.

        For the fiscal year ended July 31, 1996, Security Management earned a management fee (net of subadvisory fees) of $12,950 from the Bond Series.

        The Advisory Agreement provides that it will remain in effect for two years its effective date of June 6, 1994, and will continue in effect from year to year thereafter as to each affected Series provided that such continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of each affected Series of the Trust and, in either event, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Pursuant to that authority, the Board of Trustees has extended the term of the Advisory Agreement to September 30, 1997.

        The Advisory Agreement also provides that it may be terminated as to any Series at any time on sixty (60) days written notice, without the payment of any penalty, by the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the affected Trust Series, or by Security Management. In addition, the Advisory Agreement automatically terminates in the event of its assignment.

        The Advisory Agreement authorizes Security Management to enter into subadvisory agreements with third parties for the providing of investment advice to Security Management relating to each Series' portfolio of securities, investments, cash and other properties. Pursuant to that authority, Security Management had entered into a subadvisory agreement with Price Associates, which is described in greater detail in the next section.

                                   PROPOSAL 1

                       APPROVAL OF A SUBADVISORY AGREEMENT
            BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION
                           AND NEUBERGER & BERMAN, LLC

               CURRENT SUBADVISORY AGREEMENT WITH PRICE ASSOCIATES

        Price Associates, a Maryland corporation which was incorporated in 1947 as the successor to the investment counseling business founded by Mr. T. Rowe Price in 1937, has served as sub-adviser to Security Management for the Price Series since 1990, pursuant to successive subadvisory agreements with Security Management. The effective date of the most recent such agreement (the "Price Associates Subadvisory Agreement")(and the date on which it was most recently approved by shareholders) was June 6, 1994, and the term of that agreement has been extended by the Board of Trustees of the Trust to September 30, 1997.

        Pursuant to the Price Associates Subadvisory Agreement, Price Associates has the discretion to purchase or sell securities on behalf of the Bond Series and, in connection therewith, obtains and evaluates information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful on the discharge of its obligations under the agreement. It also is required to formulate and implement a continuing plan for performance of its services.

        As compensation for its services under the Price Associates Subadvisory Agreement, Price Associates is entitled to compensation at the rate of 0.35 of 1% of the average daily net assets of each of the Series covered by the agreement, such compensation to be paid by Security Management. The Price Associates Subadvisory Agreement also provides that Price Associates shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee, as described above), to the extent the expenses of either affected Series must be reduced in order to comply with any state law expense limitation.

        For the fiscal year ending July 31, 1996, Price Associates received advisory fees of $30,217 for its services under the Price Associates Subadvisory Agreement in respect of the Bond Series.

        The Price Associates Subadvisory Agreement provides, among other things, that it may be terminated by either Security Management or Price Associates, without payment of any penalty, upon sixty (60) days' prior written notice to the other party, or by the Bond Series upon sixty (60) days' prior written notice to both parties provided, in the event of termination by the Bond Series, such action shall have been authorized by resolutions of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Bond Series. The agreement also provides that it may be continued, terminated without penalty or amended as to one or more of the Series covered by the agreement without affecting other Trust Series based upon the vote of (a) the Board of Trustees of the Trust, including a majority of the non-interested Trustees, or (b) the shareholders of the affected Series.

        Price Associates has advised Security Management and the Board of Trustees that it is desirous of terminating its subadvisory relationship with respect to the Bond Series (but not with respect to the T. Rowe Price Growth and Income Series). Accordingly, Security Management and the Trustees have explored alternative possibilities for providing investment subadvisory services with respect to the Bond Series, as described below.

PROPOSED NEW SUBADVISORY AGREEMENT WITH NEUBERGER & BERMAN

        For the reasons stated above, Security Management and the Board of Trustees have explored options for securing a successor to Price Associates as subadviser to Security Management with respect to the Bond Series. After careful deliberation, and subject to approval by shareholders of the Bond Series, Security Management has entered into an agreement with Neuberger & Berman to provide such services, pursuant to a new Subadvisory Agreement ("New Subadvisory Agreement"). The New Subadvisory Agreement, a copy of which is attached as Exhibit B. is substantially similar to the Price Associates Subadvisory Agreement, and is described below. If the shareholders of the Bond Series approve the New Subadvisory Agreement, the Board of Trustees intend that the effective date of the New Subadvisory Agreement will be June 30, 1997. In this regard, Price Associates has indicated its willingness to waive, under these circumstances, its right to the 60-day notice of termination described above.

        The New Subadvisory Agreement requires Neuberger & Berman to obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations under the New Subadvisory Agreement. In addition, Neuberger & Berman must formulate and implement a continuing program for performance of its services pursuant to the New Subadvisory Agreement. Neuberger & Berman is further allowed to employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or other such information or advice as Neuberger & Berman may deem necessary, appropriate or convenient for the discharge of its obligations under the New Subadvisory Agreement or in the discharge of its overall responsibilities as an investment adviser or subadviser.

        Pursuant to the terms of the New Subadvisory Agreement, Neuberger & Berman has discretion to purchase or sell securities on behalf of the Bond Series in accordance with its investment objectives and restrictions. The New Subadvisory Agreement permits Neuberger & Berman to communicate with brokers, dealers, custodians or other parties on behalf of such Series, and to allocate brokerage or obtain research services from organizations with which the Trust or Security Management may be dealing. See "Brokerage."

        Pursuant to the New Subadvisory Agreement, Neuberger & Berman will be deemed an independent contractor. Neuberger & Berman will not have custody of Trust assets and will not have authority to act for or represent the Trust's Series, except as expressly provided for in the New Subadvisory Agreement. Subject to shareholder approval if required by law, Security Management reserves the right to limit the authority of Neuberger & Berman under the New Subadvisory Agreement solely in its discretion.

        Under the New Subadvisory Agreement, Neuberger & Berman will receive from Security Management a fee for its services with respect to the Bond Series at the annual rate 0.35 of 1% of the average daily net assets of the Series. The subadvisory fee is accrued for each calendar day and the sum of the daily fee accruals are paid monthly to Neuberger & Berman by Security Management.

        The New Subadvisory Agreement provides that Neuberger & Berman shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee), to the extent the expenses of the Bond Series must be reduced in order to comply with any applicable state law expense limitation. The New Subadvisory Agreement also provides that Neuberger & Berman may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to the Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

        The New Subadvisory Agreement provides that it will remain in effect for two years after its effective date if it is approved by shareholders and will continue in effect from year to year thereafter provided that such continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Bond Series, and, in either event, by a majority of the Trustees of the Trust who are not parties to the New Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and neither Neuberger & Berman nor Security Management shall have advised the other party of an intention to terminate the New Subadvisory Agreement.

        The New Subadvisory Agreement may be terminated by Neuberger & Berman, Security Management or the Trust without penalty upon sixty (60) days written notice, and will terminate automatically in the event of its assignment. Termination of the New Subadvisory Agreement by the Trust must be authorized by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust.

        In the event the New Subadvisory Agreement is not approved by the Series, the Board of Trustees of the Trust will seek other satisfactory arrangements.

        The New Subadvisory Agreement provides that Neuberger & Berman and its principals, officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the New Subadvisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

INFORMATION ABOUT NEUBERGER & BERMAN

        Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940. It is also registered with the Commission as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.

        Effective November 1, 1996, Neuberger & Berman, formerly a limited partnership, converted to a Delaware limited liability company. In connection with the conversion, partners of Neuberger & Berman became its principals.

        Neuberger & Berman is managed by an Executive Committee whose current members, each of whom is a principal of the company, are as follows:

        NAME                        PRINCIPAL OCCUPATION
        ----                        --------------------
Howard R. Berlin             Portfolio Manager, Neuberger &
                             Berman; Vice President & Director,
                             Neuberger & Berman Partners Fund Inc.

Richard A. Cantor            Executive Principal, Neuberger &
                             Berman; Chairman and Director,
                             Neuberger & Berman Management Incorporated;

Michael M. Kassen            Portfolio Manager, Neuberger &
                             Berman; Managing Director, Vice President &
                             Portfolio Manager, Neuberger &
                             Berman Management Incorporated

Marvin C. Schwartz           Portfolio Manager, Neuberger &
                             Berman; Director, Neuberger & Berman
                             Management Incorporated

Lawrence Zicklin             Managing Principal, Neuberger &
                             Berman; Director, Neuberger & Berman
                             Trust Company

Howard L. Ganek              Principal and Portfolio Manager,
                             Neuberger & Berman

Dietrich Weismann            Principal and Portfolio Manager,
                             Neuberger & Berman

        Neuberger & Berman's address and the business address of its principals is 605 Third Avenue, New York, New York 10158.

The following persons hold 5% or more of the equity of Neuberger & Berman:

                      Marvin C. Schwartz
                      Dietrich Weismann
                      Lawrence Zicklin
                      Robert J. Appel
                      Lawrence Marx, III
                      Kent Simons

Their address is 605 Third Avenue, New York, New York 10158.

        It is anticipated that, if the New Subadvisory Agreement is approved, the principals of Neuberger & Berman who will have significant management responsibilities with respect to the Bond Series will be Mssrs. Theodore Giuliano and Martin McKerrow, who are co-directors of Neuberger & Berman's Fixed Income Group.

OTHER FUNDS ADVISED BY NEUBERGER & BERMAN

Neuberger & Berman acts as investment subadvisor to 26 investment companies (or series of investment companies). The investment manager for 21 of those series is an affiliate of Neuberger & Berman and the remainder are investment advisors not affiliated with Neuberger & Berman. Two of these series are managed in a similar fashion and have investment objectives that are roughly similar to the Bond Series except that they are intended to be more conservative in that their portfolios, on average, consist of securities with shorter term maturities. Like the Bond Series, these other two series use the following management features: sector rotation shifting the portfolios' weightings to those sectors of the debt market which appear to be undervalued on a comparitive risk/return basis and which are expected to receive investor recognition; and, trend following duration management - investing so as to lengthen or shorten average maturities based on perceived interest rate trends. Like the Bond Series, these two series also permit investment in a comparable broad range of securities. Certain information relating to the two series' fee arrangements is tabulated below.

-------------------------------------------------------------------------------------------
Fund                            Net Assets at December 31,   Rate of Investment Advisory
                                1996                         Compensation (as a percent of
                                                             avg. daily net assets)
-------------------------------------------------------------------------------------------
AMT Limited Maturity Bond       $256.8 million               *
Investments (a series of
Advisers Managers Trust)
-------------------------------------------------------------------------------------------
Neuberger & Berman Limited      $274.5 million               **
Maturity Bond Portfolio (a
series of Income Managers
Trust)
-------------------------------------------------------------------------------------------

* The investment manager for AMT Limited Maturity Bond Investments is Neuberger & Berman Management Incorporated ("N&B Management"), a New York corporation that is wholly-owned by persons who are also principals of Neuberger & Berman. The subadvisory agreement between N&B Management and Neuberger & Berman under which Neuberger & Berman provides services with respect to AMT Limited Maturity Bond Investments provides that Neuberger & Berman shall be compensated for its subadvisory services on the basis of its direct and indirect costs.

The management agreement with respect to AMT Limited Maturity Bond Investments provides for compensation to be paid to N&B Management for management services on the following basis, as an annual percentage of its average daily net assets:
0.25% of the first $500 million; 0.225% of the next $500 million; 0.20% of the next $500 million; 0.175% of the next $500 million; and 0.15% of net assets over $2 billion.

AMT Limited Maturity Bond Investments is a "master fund," which directly invests in securities. It has one "feeder fund" that invests all its assets in the "master fund" (and so invests indirectly in such securities). N&B Management has an administrative agreement with the "feeder fund" that provides for compensation to be paid to N&B Management at an annual rate of 0.40% of its average daily net assets.

** N&B Management is also the investment manager for Neuberger & Berman Limited Maturity Bond Portfolio and has entered into a similar sub-advisory agreement with Neuberger & Berman with respect to the Neuberger & Berman Limited Maturity Bond Portfolio.

The management agreement with respect to Neuberger & Berman Limited Maturity Bond Portfolio provides for compensation to be paid to N&B Management for management services on the following basis, as an annual percentage of its average daily net assets: 0.25% of the first $500 million; 0.225% of the next $500 million; 0.20% of the next $500 million; 0.175% of the next $500 million; and 0.15% of net assets over $2 billion.

Neuberger & Berman Limited Maturity Bond Portfolio is a "master fund" that has two "feeder funds." N&B Management has administrative agreements with the "feeder funds" that provide for compensation to be paid to N&B Management at an annual rate of 0.27% of the average daily net assets (for one "feeder fund") and 0.50% of the average daily net assets (for the other "feeder fund").

BROKERAGE

        Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the New Subadvisory Agreement, Neuberger & Berman may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Neuberger & Berman may be dealing. Security Management is ultimately responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

        In purchasing and selling the Trust's portfolio securities, it is Security Management's and Neuberger & Berman's policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute the Series' portfolio transactions, Security Management and Neuberger & Berman will consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers, and brokerage and research services they provide to Security Management, Neuberger & Berman or the Series.

        Neuberger & Berman may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings.

        Security Management and Neuberger & Berman receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons. Research services received from broker-dealers are supplemental to Security Management's and Neuberger & Berman's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

        Security Management and Neuberger & Berman cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In some instances, Security Management and Neuberger & Berman will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Neuberger & Berman in serving its other clients, but they can also be useful in serving the Trust.

        Neither Security Management nor Neuberger & Berman allocate business to any broker-dealer on the basis of its sales of shares of the Series (indirectly through the sales of annuity contracts or otherwise). However, this does not mean that broker-dealers who purchase contracts for their clients will not receive other business from the Trust.

        Some of Neuberger & Berman's other clients have investment objectives and programs similar to those of the Bond Series. Neuberger & Berman may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Bond Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Neuberger & Berman's policy not to favor one client over another in making recommendations or in placing orders. If two or more of Neuberger & Berman's clients are purchasing a given security on the same day from the same broker-dealer, Neuberger & Berman may average the price of the transactions and allocate the average among the clients participating in the transaction. Neuberger & Berman has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

        All brokerage commissions will be allocated by Neuberger & Berman according to the foregoing policies.

        During the fiscal year ended July 31, 1996, the Bond Series paid no brokerage commissions or discounts to securities brokers or dealers

DIFFERENCES BETWEEN THE NEW SUBADVISORY AGREEMENT AND THE EXISTING SUBADVISORY AGREEMENT

        No substantial difference exists between the Price Associates Subadvisory Agreement and the New Subadvisory Agreement, except for elimination of portions of the agreement that related to the Price Series and that related to the payment of higher brokerage commissions to the extent it was determined that such commissions are reasonable in light of brokerage and/or research services received from the broker dealer. Neuberger & Berman does not intend to rely on research services provided by other broker dealers.

CONSIDERATION OF BOARD OF TRUSTEES

The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular the independent Trustees, to evaluate the New Subadvisory Agreement. Among other things, the Board of Trustees considered the following material factors and reached the following conclusions: it was determined that Neuberger & Berman has a superior reputation and substantial experience in providing investment advice to fixed income investment portfolios, including those of management investment companies; Neuberger & Berman has an experienced portfolio management staff and adequate resources to provide required trading and reporting to the Series; the performance of similar investment portfolios managed by Neuberger & Berman was considered and concluded to be acceptable; advisory fees payable by the Series would not change and Neuberger & Berman would receive the same fees as the current subadviser; the financial strength and insurance coverages of Neuberger & Berman were determined to be substantial and adequate for the services to be provided; Neuberger & Berman's Code of Ethics and compliance controls were considered and determined to be comprehensive; and the administrative services to be provided were determined to be compatible with the requirements of the Series. On May 15, 1997, the Board of Trustees, including a majority of the independent Trustees voted to approve the New Subadvisory Agreement and to submit it to the shareholders of the Bond Series of the Trust.

REQUIRED VOTE

        Approval of the New Subadvisory Agreement requires the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Bond Series of the Trust. For those purposes, a "majority" means (a) 67 per centum or more of the voting securities present at the meeting, if the holders of more than 50 per centum of the outstanding voting securities are present or represented by proxy, or (b) more than 50 per centum of the outstanding voting securities, whichever is the less.

        The number of shares of the Bond Series for which each contractholder in the Separate Account is entitled to give voting instructions to Security First Life is computed as follows:

        (1) For a contract/certificate in the accumulation phase:

               The total value of accumulation units in the Bond Series held under the contract/certificate as of _______ ___ 1997, divided by the net asset value of one share of the Bond Series on that same date; and

        (2) For a contract/certificate in the payout phase:

               The aggregate dollar amount of reserves against future annuity payments held in the Separate Account attributable to the investment under the contract/certificate in the Bond Series as of _____ ___, 1997, divided by the net asset value of one share of the Bond Series on that same date.

        The Board of Trustees recommends that shareholders of the Bond Series of the Trust vote FOR Proposal 1.

                     OTHER INFORMATION CONCERNING THE TRUST

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

        The trustees of the Trust are: Jack R. Borsting, Melvin M. Hawkrigg, Katheryn L. Hensley, and Lawrence E. Marcus. Mr. Hawkrigg is an "interested person", as that term is defined in the 1940 Act, of the Trust and of Security Management. None of the Trustees is an "interested person" of Neuberger & Berman.

        The executive officers of the Trust are: Melvin H. Hawkrigg (Chairman); Robert G. Mepham (President); Richard C. Pearson (Senior Vice President, General Counsel and Secretary); Jane F. Eagle (Senior Vice President, Finance); James C. Turner (Vice President, Taxation); and Cheryl M. MacGregor (Senior Vice President, Administration). All officers of the Trust serve from year to year at the discretion of the Board of Trustees.


                                    By Order of the Board of Trustees


                                    ------------------------------
                                    Richard C. Pearson


Los Angeles, California
June ___, 1997 Secretary

                                   EXHIBIT A


               MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT
                                     BETWEEN
                              SECURITY FIRST TRUST
                                       AND
                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

        MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT, made as of the sixth day of June, 1994, between the SECURITY FIRST TRUST (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, and SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION ("Adviser"), a corporation organized and existing under the laws of the State of Delaware.

                                   WITNESSETH:

        WHEREAS, the Trust is engaged in business as an open-end, diversified management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

        WHEREAS, the Adviser is engaged principally in the business of providing investment advice, business management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

        WHEREAS, the Trust operates as a "series company" as contemplated by Rule 18f-2 under the Act and is authorized to issue shares of beneficial interest in separate series with each such series representing interest in a separate portfolio of securities and other assets; and

        WHEREAS, the Trust currently offers shares of beneficial interest in four separate series: Security First Bond Series, Security First Growth and Income Series, Security First Value Equity Series and Security First U.S. Government Income Series, (collectively "Trust Series"); and

        WHEREAS, the Trust desires to retain the Adviser to render investment supervisory, business management and administrative services to each of the Trust Series in the manner and on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises, and the mutual promises hereinafter set forth, the parties hereto agree as follows:

        1. Employment of Adviser - The Trust hereby employs Adviser as its exclusive investment adviser and business manager to manage the investment and reinvestment of the assets of the Trust, to administer its affairs, and to perform the other services herein set forth.

        2. Effective Date - It is understood and agreed that as to the Bond Series and the Growth and Income Series ("TRP Series") this Agreement shall take effect on June 6, 1994 ("Effective Date") provided that on or prior to that date the terms of this Agreement have been approved by a vote of (a) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding "voting securities" (as defined in the Act) of the TRP Series of the Trust.

        3. Term of Agreement and Continuance - The term of this Agreement shall begin on the Effective Date and, unless sooner terminated as hereinafter provided, shall remain in effect for a period of two years from that date. Thereafter, this Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by affirmative vote of the Board of Trustees of the Trust, which affirmative vote shall include a majority of those members of the Board who are not parties to the agreement or "interested persons" of any such party (as defined in the Act), or by affirmative vote of a majority of the outstanding shares of the TRP Series entitled to be cast and of a majority of those members of the Board who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

        4. Termination Without Penalty - This Agreement may be terminated as to a particular Trust Series at any time on sixty (60) days' written notice, without the payment of any penalty, by the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of such Trust Series, or by the Adviser.

        5. Assignment Terminates Agreement - This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning defined in Section 2(a)(4) of the Act.

        6. Amendment of Agreement - This Agreement may be amended by mutual consent; however, such consent on the part of a Trust Series requires either a vote of a majority of the outstanding voting securities of such Trust Series or a vote of a majority of the Board of Trustees, and in either event, a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser and who have no direct or indirect interest in the operations of the Trust, this Agreement, or the Adviser, cast in person at a meeting called for this purpose.

        7. Actions by Each Trust Series - It is understood and agreed that this Agreement may be approved, continued, terminated without penalty or amended as to one or more Trust Series without affecting other Trust Series based upon the vote of (a) the Board of Trustees, including a majority of the non-interested Trustees, or (b) the shareholders of a particular Trust Series. The approval, continuation, termination without penalty or amendment of this Agreement shall be conditioned upon the actions of each of the Trust Series acting as a separate entity. Failure to approve or continue this Agreement or the vote to terminate this Agreement as to one Trust Series shall not act to negate this Agreement as to other Trust Series.

        8.     Duties of Adviser

               (a) Adviser agrees to act as the Trust's exclusive investment adviser and business manager to supervise and direct the investments of each Trust Series in accordance with the investment objectives and policies, programs and restrictions of each series as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust by virtue of regulations adopted under section 817(h) of the Internal Revenue Code of 1986, as such may be amended from time to time, and such other limitations as the Trust may impose by notice in writing to the Adviser.

               (b) The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary to use in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Trust Series in a manner consistent with the particular series' investment objectives, policies and restrictions. The Adviser, as agent and attorney-in-fact with respect to the Trust, when it deems appropriate, may (i) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities (including money market instruments), and (ii) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Adviser may select. The Adviser agrees to use its best efforts in acting as an investment adviser for the Trust as provided in this Agreement, and shall maintain such staff and facilities as it shall consider requisite for such purposes;

               (c) All transactions will be consummated by payment to, or delivery by, the Trust's Custodian of all cash and/or securities due to or from the Trust in accordance with the Trust's Custodial Agreement. The Adviser shall not act as Custodian for the Trust, but may issue such instructions to the Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser pursuant to sub-paragraph (b) hereof. Instructions of the Adviser to the Trust and/or the Custodian shall be made in writing sent by first class mail, or by tested telegram cable or telex, as provided in the Custodial Agreement, or at the option of the Adviser, orally and confirmed in writing as soon as practical thereafter, and the Adviser shall instruct brokers and dealers executing orders on behalf of the Trust to forward to the Trust and/or the Custodian copies of all confirmations. The Adviser shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer or the Custodian; provided, however, that the Adviser will make reasonable efforts to require that brokers and dealers selected by the Adviser perform their obligations with respect to the Trust;

               (d) The Adviser may delegate any of the foregoing authority to one or more third parties at its discretion and to the extent in the opinion of counsel for Adviser that such delegation is consistent with applicable laws and regulations and is in the best interests of the Trust; provided, however, such delegation will in no way derogate the responsibility of Adviser under this Agreement;

               (e) The Adviser shall report to the Board of Trustees of the Trust, or to any committee or officers of the Trust acting pursuant to the authority of the Board, at such times and in such detail as the Board may deem appropriate in order to enable the Trust to determine that its investment objectives and policies are being observed and implemented and that the obligations of Adviser under this Agreement are being fulfilled. Any investment program undertaken by Adviser pursuant to this Agreement and any other activities undertaken by Adviser on behalf of the Trust shall at all times be subject to any directives of the Board of Trustees or any duly constituted committee or officer of the Trust acting pursuant to authority of the Board of Trustees;

               (f) In the management of the business affairs of the Trust, the Adviser shall:

                      (i) Furnish to the Trust at its own expense office space and equipment, bookkeeping services (to the extent not otherwise provided by custodian or transfer agent), wire and telephone communication services and such other services and facilities of this nature as may reasonably be necessary to the proper management of the Trust's business affairs;

                      (ii) Provide the necessary executive and other personnel for managing the affairs of the Trust, including personnel to perform clerical and other office functions;

                      (iii) Permit members of the Adviser's organization to serve without compensation from the Trust as officers, directors or agents of the Trust, if desired by the Board of Trustees of the Trust;

                      (iv) Furnish general purpose accounting forms, supplies, stationery and postage relating to the obligations of the Adviser under the terms of this Agreement; and

                      (v) Pay all expenses and charges not assumed by the Trust as hereinafter specifically provided, as may be incurred by the Adviser in the performance of its obligation hereunder.

        9. Fees - Each TRP Series shall pay the Adviser as full compensation for all services rendered hereunder a monthly fee at an annual rate of 0.50% (1/2 of 1%) based on the average daily net asset value of the Trust Series during the year, computed in the manner used for the determination of the offering price of shares of the Trust Series. Adviser's compensation shall be accrued daily and payable monthly. The fee for each month shall be payable to Adviser not later than the tenth day of the following month.

        10. Expense Limitation Where Required by State Law - To the extent that such is required by law, if the aggregate expenses of a Trust Series in any fiscal year exceed 2.5% of the first $30,000,000 of the average net assets of a Trust Series for that year, 2.0% of the next $70,000,000 of the average net assets for that year plus 1.5% of the remaining average net assets for that year (all calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee, as may be necessary to provide for any such expenses. Such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by the Adviser in its discretion. For this purpose, aggregate expenses of the Trust Series shall include the compensation of the Adviser, but shall exclude interest and taxes and certain extraordinary expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of 2.5%, 2.0% or 1.5% as the case may be, proportional to the portion of a full fiscal year elapsed. It is understood and agreed that any amounts contributed by the Adviser to the Trust Series either prior to or after the date of this Agreement, shall be repaid by the Trust Series to the Adviser, commencing with the fiscal year following the disbursement, provided that such repayment does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios. Calculation of such repayment amounts shall be determined on a daily basis and paid no less frequently than monthly. If during any year that the Trust is making repayments to the Adviser, the Trust's expenses exceed such limitation ratios, the Trust shall recover such prior repayments from the Adviser to the extent of the excess determined on a cumulative annual basis.

        11. Agreements with Sub-Advisory Organizations - It is understood and agreed that Adviser may enter into sub-advisory agreements with third parties for the provision of investment advice to Adviser relating to each Trust Series' portfolio of securities, investments, cash and other properties.

        12. Trust Expenses - The Trust shall assume and pay the expenses and charges for:

            (a) All costs of preparation, printing and mailing of reports, notices, and proxy solicitation material furnished to Trust shareholders or to regulatory authorities, or of sales literature, prospectuses and offering circulars;

            (b) Compensation and expenses of Trustees of the Trust who are not directors, officers or employees of the Adviser or of a company affiliated with the Adviser;

            (c) Charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its assets, or for other custodial, disbursing agent and transfer agent services;

            (d) Charges and expenses of independent accountants and auditors;

            (e) Charges and expenses of any transfer agents and registrars;

            (f) Costs of issuing shares of the Trust, if any;

            (g) Fees and expenses, including legal, involved in registering and maintaining registration of the Trust and of its shares with the Securities and Exchange Commission and with any applicable state laws;

            (h) Legal fees and expenses in connection with the affairs of the Trust;

            (i) Brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

            (j) All taxes and registration, filing and other fees payable by the Trust to federal, state or other governmental agencies;

            (k) All expenses of shareholders' and Trustees' meetings and of preparing and printing reports to shareholders; fees and expenses of legal counsel in connection with the Trust's legal existence, financial structure and relations with shareholders;

            (l) Premiums for the fidelity bond maintained by the Trust pursuant to the requirements of Section 17 of the Investment Company Act of 1940, or other insurance policy protecting the assets of the Trust; and

            (m) All interest expenses.

        13. Public Reference to Adviser - The Trust agrees to furnish the Adviser at its principal office copies of all post-effective amendments to its registration statement, prospectuses, statements of additional information, proxy materials, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Trust or the public, which refer in any way to the Adviser, ten (10) days prior to use thereof and not to use such material if the Adviser shall object thereto in writing within seven
(7) days after receipt of such material. In the event of termination of this Agreement, the Trust will, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

        14. Information Regarding Adviser - The Adviser, its officers, directors and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may, from time to time, reasonably be required by the Trust in the preparation of registration statements, prospectuses, reports and other documents required by federal and state securities laws. In addition, the Adviser, its officers, directors and employees, shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Act.

        15. Dual Interests Permitted - It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, shareholders, or otherwise and that directors, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, stockholders or otherwise, that Adviser may be interested in the Trust and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Declaration of Trust of the Trust and the Certificate of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

        16. Advisory Service Not Exclusive - It is understood that the Adviser may perform investment advisory services for various clients including investment companies. The Trust understands and agrees that the Adviser may give advice and take action with respect to any other clients which may differ from advice given or the timing or nature of actions taken with respect to the Trust, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Trust over a period of time on a fair and equitable basis relative to other clients. It is understood that the Adviser shall not have any obligation to initiate the purchase or sale, or to recommend for purchase or sale, for the Trust any security which the Adviser, its principals, affiliates or employees, may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust.

        17. Brokerage Fees - The Adviser, in carrying out its duties under this Agreement, may cause the Trust to pay a broker-dealer which furnishes brokerage or research services [as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act")] a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 34 Act).

        18. Compliance with Trust Documents - Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

        19. Limitation of Liabilities - Neither the Adviser nor any of its officers, directors, or employees, nor any person performing trading, or other functions of the Trust (at the direction or request of the Adviser) or the Adviser in connection with the Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Trust or from reckless disregard by the Adviser or any such person of the duties of the Adviser under this Agreement.

        Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to the Trust under state or federal law solely by reason of having caused the Trust to pay a member of any securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange, or another securities broker or dealer, would have charged for effecting that transaction if the Adviser, or such person, determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion.

        20. Books and Records - The Adviser and the Trust agree to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust auditor's certification relating thereto. The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of the Trust shall, at all times remain the property of the Trust. Moreover, the Trust agrees to supply the Adviser with copies of all documents filed with the Securities and Exchange Commission, and with such other information relating to the Trust's affairs as the Adviser may reasonably request.

        21. Definition of Terms - Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein shall have the meanings assigned to them by the Act and rules thereunder. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        22. Notices - Unless otherwise specified herein, all notices, instructions and advices with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to the Adviser when received in writing by the Adviser at 11365 West Olympic Boulevard, Los Angeles, California, 90064, and to the Trust when deposited for first class mail, addressed to (or delivered by hand to) the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Custodian at State Street Bank and Trust Company, P.O. Box 2357, Boston, Massachusetts 02107, or such other address or addresses as shall be specified, in each case, in a notice similarly given. The Adviser may rely upon any notice (written or oral) from any person which the Adviser reasonably believes to be genuine and authorized.

        23. Additional Series - Nothing herein shall be deemed to prevent the Trust from establishing new Trust Series and, in connection therewith, from retaining an investment adviser other than the Adviser to provide investment advisory services to such new Trust Series.

        24. Entire Agreement - This writing constitutes the entire Agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

            25. This Agreement shall be governed by the laws of the state of Delaware.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and the year first above written.

Attest:                          SECURITY FIRST TRUST
                                 on behalf of Bond Series and Growth and Income
Series

 /s/ Richard C. Pearson          By:   /s/ Robert G. Mepham
-----------------------             ---------------------------------------
     Secretary                   Robert G. Mepham, Executive Vice President,
Richard C. Pearson               Administration

Attest:                          SECURITY FIRST INVESTMENT MANAGEMENT
                                 CORPORATION


 /s/ Richard C. Pearson           By:   /s/ R. Brock Armstrong
-----------------------             ---------------------------------------
     Secretary                    R. Brock Armstrong, President
Richard C. Pearson

                                    EXHIBIT B


                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                       AND

                             NEUBERGER & BERMAN, LLC
                                        .

        SUB-ADVISORY AGREEMENT, made this _____ day of _____, 1997, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and NEUBERGER & BERMAN, LLC, a limited liability company organized and existing under the laws of Delaware, (the "Sub-Adviser").

                                   WITNESSETH:

        WHEREAS, Security First Trust (the "Trust") is an open-end, diversified, management investment company, registered as such under the Investment Company Act of 1940 consisting of multiple investment series; and

        WHEREAS, shares of the Trust are made available only to fund variable contracts offered by life insurance companies; and

        WHEREAS, at present the Trust is comprised of four investment series, one of which is the Bond Series, (the "Bond Series"), which are to be operated as the underlying investment media for certain variable contracts funded through separate accounts of life insurance companies; and

        WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the investment series of the Trust pursuant to a Master Investment Management and Advisory Agreement; and

        WHEREAS, the Adviser is authorized by the terms of the Master Investment Management and Advisory Agreement with the Trust to enter into sub-advisory agreements with third parties; and

        WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services to registered investment companies and other clients and is registered as an investment adviser under the Investment Advisers Act of 1940;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

        1. The Adviser acts as investment adviser and manager for the Bond Series pursuant to a Master Investment Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Bond Series in accordance with its investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817 (h) of the Internal Revenue Code of 1986. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Bond Series may, when it deems appropriate, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Sub-Adviser; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Bond Series under the aforementioned Master Investment Management and Advisory Agreement.

        2. The Adviser hereby employs Sub-Adviser to render the advisory services set forth herein for the fee specified herein.

        3. During the term of this Agreement, or any continuance or extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Sub-Adviser will, to the best of its ability, exercise investment discretion on behalf of the Bond Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the Bond Series as communicated to the Sub-Adviser by Adviser in writing and as is required to comply with the terms of the Master Investment Management and Advisory Agreement, the diversification requirements of the Investment Company Act of 1940 and section 817 (h) of the Internal Revenue Code. The Sub-Adviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Bond Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Sub-Adviser herein solely in its discretion. The Sub-Adviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Bond Series except as expressly provided herein.

        4. The Sub-Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Bond Series, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or sub-adviser.

        5. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

        6. The Sub-Adviser, its officers, directors and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Sub-Adviser, its officers, directors and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Investment Company Act of 1940.

        7. The Sub-Adviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Sub-Adviser on behalf of the Trust shall, at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Sub-Adviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Sub-Adviser may reasonably request.

        8. The Adviser shall pay the Sub-Adviser a fee, based on the value of the net assets of each of the Bond Series for which it serves as Sub-Adviser subject to this

Agreement as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

        (a) The fee shall be at the annual rate of 0.35 of 1% of the average daily net assets of the Bond Series.

        (b) The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Adviser as soon as is practicable after the end of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate described in subparagraph (a) of this Paragraph 8, and multiplying this product by the net assets of the Bond Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

        9. The Adviser agrees to furnish the Sub-Adviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Bond Series, or to the public, which refer in any way to the Sub-Adviser ten (10) days prior to use thereof and not to use such material if the Sub-Adviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Bond Series will, on written request of the Sub-Adviser, forthwith delete any reference to the Sub-Adviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Trust and the Bond Series as the Sub-Adviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

        10. Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Sub-Adviser may give advice and take action with respect to any of its other clients which may differ from advice given to the Adviser so long as it is the Sub-Adviser's policy, to the extent practical, to allocate investment opportunities to the Bond Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Sub-Adviser shall not have any obligation to recommend for purchase or sale, for the Bond Series any security which the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Bond Series. In discharging its duties hereunder, Sub-Adviser shall be governed by the requirements of the Investment Company Act of 1940, including, but not limited to, Section 17 thereof.

        11. The Sub-Adviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Bond Series on the basis of any material non-public ("inside") information.

        12. (a) This Agreement shall take effect as to the Bond Series on _________ ___, 1997 ("Effective Date") and shall continue in effect for a period of one year provided that prior to the Effective Date the terms of this Agreement have been approved by a vote of (i) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding "voting securities" (as defined in the Act) of the Bond Series.

        (b) This Agreement shall continue in effect from year to year after the initial period so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Bond Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Bond Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party; and the Sub-Adviser shall not have notified the Adviser nor shall the Adviser have notified the Sub-Adviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

        (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by the Bond Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by the Bond Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Bond Series.

        (d) This Agreement may not be amended without the written consent of the Adviser and Sub-Adviser, and, to the extent required by the Investment Company Act of 1940, an affirmative vote of a majority of the outstanding voting securities of the Bond Series and by a vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2 (a) (4) of the Investment Company Act of 1940.

        14. To the extent that such is required by state law, if the aggregate expenses of the Bond Series in any fiscal year exceed 2.5% of the first $30,000,000 of the average net asset value of the Series for that year, 2.0% of the next $70,000,000 of the average net asset value of such Series for that year, plus 1.5% of the remaining average net assets for that year (all calculated on a daily basis), the Sub-Adviser agrees to waive such portion of its fee, as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Sub-Adviser in its discretion. For this purpose, aggregate expenses of the Bond Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of Trust shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of 2.5% , 2.0% or 1.5% as the case may be, proportional to the portion of a full fiscal year elapsed.

        15. Neither the Sub-Adviser nor any of its principals, officers, directors, or employees, performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by the Sub-Adviser or such person of the duties of the Sub-Adviser under this Agreement.

        16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "affiliated person," as used in paragraph 8, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 10 hereof, shall have the meanings assigned to them by Section 2 (a) of the Investment Company Act of 1940. In addition, where the effect of a requirement of the Investment Company Act of 1940 reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission or state regulatory authorities, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        17. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Sub-Adviser when received in writing by Sub-Adviser at Neuberger & Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, Attention: C. Carl Randolph, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. Sub-Adviser may rely upon any notice (written or oral) from any person which Sub-Adviser reasonably believes to be genuine and authorized.

        18. Nothing herein contained shall be deemed to prevent the Adviser from contracting with other investment advisory organizations other than Sub-Adviser to provide investment advisory services on a sub-advisory basis to one or more investment series of the Trust other than the Bond Series.

        19. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

        20. This Agreement shall be governed by the laws of the State of Delaware.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.


                                            SECURITY FIRST INVESTMENT
Attest:                                     MANAGEMENT CORPORATION

_______________________                     By:__________________________
Secretary


                                            NEUBERGER & BERMAN, LLC


_______________________                     By:_____________________________

                                     PROXY

             BOND SERIES (FORMERLY, "T. ROWE PRICE BOND SERIES") OF

                              SECURITY FIRST TRUST

                  SPECIAL MEETING TO BE HELD ON ________, 1997

THIS PROXY IN SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard C. Pearson, Robert G. Mepham and Melvin
M. Hawkrigg, and each or any of them, proxies, with power of substitution, to vote all shares of the Bond Series ("Bond Series"; formerly, "T. Rowe Price Bond Series") of Security First Trust held by undersigned at the Meeting of Shareholders of the Bond Series to be held at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, California, 90064, on _______, 1997, at 10:00 a.m., Pacific Time, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND NEUBERGER & BERMAN, LLC.

  ____ FOR     ____ AGAINST         ____ ABSTAIN

Bond Series Share Balance as of _______, 1997 ____________



                                    Dated_______________________, 1997


                                    __________________________________
                                    Signature


                                    __________________________________
                                    Signature if held jointly

NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL IN ITEM 1.